BlackRock FundsSM

BlackRock Mid-Cap Growth Equity Portfolio

(the “Fund”)

Supplement dated November 19, 2025 (the “Supplement”) to the Fund’s

Summary Prospectuses and Prospectuses, each dated September 26, 2025, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Mid-Cap Growth Equity Portfolio — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Mid-Cap Growth Equity Portfolio — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Sally Du, CFA	2025	Director of BlackRock, Inc.
Reid Menge	2025	Managing Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:

Investment Process

Fund management seeks to identify long-term, structural investment themes that are reshaping the global economy. Within these themes, management looks to invest in fundamentally sound companies that have above-average return potential based on factors such as revenue and earnings growth, estimate revisions, profitability and relative value. The factors and the weight assigned to a factor may change depending on market conditions. The disciplined investment process uses bottom-up stock selection as the primary driver of returns, while incorporating quantitative tools to enhance decision-making. The Fund emphasizes mid-sized companies that exhibit above-average growth and accelerating earnings.

When constructing the portfolio, the Fund uses a quantitative, optimization-assisted process that considers the risk and factor profile of individual securities. This supports the portfolio managers in the construction of a portfolio that expresses the highest conviction stock-specific views while mitigating style and macro exposure.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Sally Du, CFA, and Reid Menge are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Sally Du, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Director of BlackRock, Inc. since 2019.
Reid Menge	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. from 2020 to 2022.

Shareholders should retain this Supplement for future reference.

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